NET INCOME (LOSS) PER SHARE	9 Months Ended
Sep. 30, 2025
Earnings Per Share [Abstract]
NET INCOME (LOSS) PER SHARE	NET INCOME (LOSS) PER SHARE
Basic net income per share is computed by dividing net income (loss) attributable to the Company by the weighted-average number of shares of common stock outstanding during the period. Diluted net income per share is computed by dividing net income attributable to the Company by the weighted-average number of shares of common stock outstanding adjusted to give effect to potentially dilutive securities.
Diluted net income per share reflects the dilutive effect of potential common shares from share-based awards, warrants and convertible preferred stock. The treasury stock method is used to calculate the dilutive effect of outstanding share-based awards and warrants, which assumes the proceeds upon vesting or exercise would be used to purchase common stock at the average price for the period.
Net income per share is computed using the two-class method which is required for multiple classes of common stock and participating securities. In historical periods where the Company had outstanding convertible preferred stock, net income attributable to FTS is first allocated to the convertible preferred stock based on their dividend preference. Any remaining net income attributable to FTS is then allocated to common stockholders and preferred stockholders using the if-converted method. All preferred stock was convertible on a 1:1 basis to common stock.
The rights, including the liquidation and dividend rights and sharing of losses, of the Class A common stock and Class B common stock are identical, other than voting rights. As the liquidation and dividend rights and sharing of profits are identical, the undistributed earnings are allocated on a proportionate basis for those classes and the resulting net income per share will, therefore, be the same for both Class A and Class B common stock on an individual or combined basis, and they have been combined as common shares below.
The following table sets forth the calculation of basic and diluted net income per common share for the periods:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Numerator
Net income attributable to FTS	$89,576	$27,339	$118,698	$11,738
Less: Undistributed earnings attributable to convertible preferred stockholders	$(45,792)	(20,969)	$(79,699)	(11,738)
Net income attributable to common stockholders, basic and diluted	$43,784	6,370	$38,999	—

Denominator
Basic weighted average common shares attributable to FTS	103,571,820	68,568,542	80,896,185	63,700,455
Add: effect of dilutive securities related to share-based payment awards (A)	26,350,509	5,017,205	22,210,202	6,154,472
Diluted weighted average common shares attributable to FTS	129,922,329	73,585,747	103,106,387	69,854,927

Net income per common share attributable to FTS, basic	$0.42	$0.09	$0.48	$0.00
Net income per common share attributable to FTS, diluted	$0.34	$0.09	$0.38	$0.00
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(A)The dilutive impact of share-based payment awards and warrants for the three months ended September 30, 2025 and 2024 comprised of 21,414,298 and 4,452,523 shares related to stock options, 1,349,563 and 564,682 shares related to warrants, and 3,586,648 and zero shares related to unvested RSUs, respectively. The dilutive impact of share-based payment awards and warrants for the nine months ended September 30, 2025 and 2024 comprised of 18,072,864 and 5,787,713 shares related to stock options, 1,041,277 and 366,759 shares related to warrants, and 3,096,061 and zero shares related to unvested RSUs, respectively. For the three and nine months ended September 30, 2024, 694,564 and 327,943 shares, respectively, related to unvested RSUs were excluded from the dilutive impact as the issuance of those shares was contingent upon the satisfaction of a liquidity condition which was not satisfied as of the end of those periods.